                                                                    EXHIBIT 10.1

                            SECURED PROMISSORY NOTE
                            -----------------------

U.S.$37,500,000                                                December 18, 2000

     Entravision Communications Corporation, a Delaware corporation ("Entravision"), and Entravision 27, LLC, a single purpose Delaware limited liability company ("Entravision 27") (Entravision and Entravision 27 are collectively referred to as to the "Obligors"), for value received, hereby jointly and severally promise to pay to the order of Jasas - 27, Inc., a Texas corporation, and Jasas Broadcasting 27, L.P., a Texas limited partnership (collectively "Payee"), in lawful money of the United States at the address of Payee set forth below, the principal sum of Thirty Seven Million Five Hundred Thousand Dollars (U.S.$37,500,000), together with interest on the unpaid principal balance at a rate equal to eight percent (8%) per annum for the first two (2) years, ten percent (10%) per annum for the third year and twelve percent (12%) per annum for years four and five of this Convertible Promissory Note (the "Note"). The unpaid principal sum together with all accrued interest shall be due and payable as follows: (A) interest only shall be due at the end of thirteen (13) months from the date of this Note; (B) interest only shall be payable quarterly commencing three (3) months after the initial interest payment and every three (3) months thereafter; and (C) the principal shall be due in five (5) equal annual installments of Seven Million Five Hundred Thousand Dollars ($7,500,000) commencing thirteen (13) months after the date of this Note and every twelve (12) months thereafter. Obligors, in their discretion, may make Note payments in any combination of cash or freely tradeable shares of Entravision Class A Common Stock registered with the Securities and Exchange Commission ("SEC") valued at the average of the last trading price for the Class A Common Stock over twenty (20) trading days prior to delivery of the shares as a portion of payment due on the Note. The Note may be prepaid at any time in whole or in part without premium or penalty.

     This Note will be secured by the pledge of one hundred percent (100%) ownership interest of Entravision in Entravision 27, under a Pledge Agreement, substantially in the form attached hereto as Exhibit "A".
                                             -----------

     Any of the terms of this Note may be waived or modified only in writing, signed by the Obligors and the Payee.

     If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of Delaware, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

     In the event that Obligors: (i) fail to make payment on any date for payment herein above specified of all principal and interest due hereunder on such date; (ii) admit in writing their inability to pay their debts as they become due, or make a general assignment for the benefit of creditors or file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or (iii) an involuntary petition is filed against Obligors under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors unless such petition shall be dismissed or vacated within sixty (60) days of the date thereof, Obligors shall be deemed to be in default (the "Default") hereunder. In the event of such Default, Payee may, at Payee's option and in Payee's sole discretion, ten (10) business days after giving notice of Default to Obligors, provided, however, that Obligors have not resumed paying the principal or interest on this Note within such ten (10) day term, accelerate the maturity of all amounts due under this Note by giving notice of such acceleration (the "Early Maturity Date"). From the Early Maturity Date, Obligors will have thirty (30) business days to make full payment of the unpaid principal sum together with all accrued interest on the
Note in cash.

     The acceptance by Payee of any payment hereunder which is less than the payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to accelerate at that time or any subsequent time or nullify any prior acceleration without the express consent of Payee except as and to the extent otherwise provided by law.

     Obligors waive presentment, demand for performance, notice of nonperformance, protest, notice of protest, and notice of dishonor (but not notice of default). No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note. This Note is being delivered in and shall be construed in accordance with the laws of the State of Delaware as applied to contracts entered into by Delaware residents within the State of Delaware, which contracts are to be performed entirely within the State of Delaware, without regard to conflicts of laws principles.

     The right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty hereof, or any agreement to the same, or any instrument securing this Note, or any and all obligations or liabilities arising out of or in connection with this Note, is expressly waived by Obligors to the fullest extent permitted by law.

     The provisions of this Note are intended by Obligors to be severable and divisible and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable the remainder of this Note or any part thereof.

     If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Obligors agree to pay, in addition to the principal and interest payable hereon, reasonable attorneys' fees and costs incurred by Payee.

     Notwithstanding any provision in this Note, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable state or federal interest rate laws. If any payments in the nature of interest, additional interest, or other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable state or federal laws, it is agreed that any such amount held to be in excess shall be considered payment of principal and the indebtedness evidenced thereby shall be reduced by such amount, or if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payee. All sums paid pursuant to this Note, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the actual rate of interest is uniform throughout the actual term of this Note or does not exceed the maximum lawful rate throughout the entire term of this Note as appropriate.

    Any notice or other communication (except payment) required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or one day after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

    If to Obligors:               Entravision Communications Corporation
                                  Entravision 27, L.L.C.
                                  Attention:  Walter F. UIloa and
                                              Philip C. Wilkinson
                                  2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California 90404
                                  Telephone: (310) 447-3870
                                  Facsimile: (310) 447-3899

    with a required copy to:      Zevnik Horton Guibord McGovern
                                  Palmer & Fognani, L.L.P.
                                  Attention:  Kenneth D. Polin, Esq.
                                  101 West Broadway, Seventeenth Floor
                                  San Diego, California 92101
                                  Telephone: (619) 515-9600
                                  Facsimile: (619) 515-9628

    If to Payee:                  Jasas - 27, Inc.
                                  Jasas Broadcasting 27, L.P.
                                  Attention: John Foster
                                  1201 North Watson Road, Suite 145
                                  Arlington, Texas 76006
                                  Telephone: (817) 633-3355
                                  Facsimile: (817) 633-3411

    with a required copy to:      John D. Mixon, P.C.
                                  Attention:  John D. Mixon, Esq.
                                  1201 N. Watson Road, Suite 142
                                  Arlington, Texas 76006
                                  Telephone: (817) 633-5800
                                  Facsimile: (817) 633-4949

    Any payment shall be deemed made upon receipt by Payee. Payee or Obligors may change their address for purposes of this paragraph by giving to the other party notice in conformance with this paragraph of such new address.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Obligors have executed this Note effective as of the date first above written.

"OBLIGORS"          ENTRAVISION COMMUNICATIONS CORPORATION,
                    a Delaware corporation

                    By:       /s/ Walter F. Ulloa
                       ---------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                    By:       /s/ Philip C. Wilkinson
                       ---------------------------------------------------------
                         Philip C. Wilkinson, President and Chief Operating Officer

                    ENTRAVISION 27, L.L.C.
                    a Delaware limited liability company

                    By: Entravision Communications Corporation
                    Its:  Sole Member and Manager

                         By:  /s/ Walter F. Ulloa
                            ----------------------------------------------------
                              Walter F. Ulloa, Chairman and Chief Executive Officer

                         By:  /s/ Philip C. Wilkinson
                            ----------------------------------------------------
                              Philip C. Wilkinson, President and Chief Operating Officer

                  [Signature Page to Secured Promissory Note]

                                  EXHIBIT "A"

                                PLEDGE AGREEMENT
                                ----------------

                                PLEDGE AGREEMENT

     This Pledge Agreement (the "Agreement") is entered into and effective as of December 18, 2000 by and between Entravision Communications Corporation, a Delaware corporation (the "Pledgor"), and Jasas - 27, Inc., a Texas corporation,
                           -------
and Jasas Broadcasting 27, L.P., a Texas limited partnership (collectively, the "Pledgee").
 -------

                                    RECITALS
                                    --------

     A. Pledgee, Pledgor and Pledgor's wholly-owned subsidiary, Entravision 27, L.L.C., a single purpose Delaware limited liability company, have entered into that certain Asset Purchase Agreement dated as of September 22, 2000 (the "Purchase Agreement"). A copy of the Purchase Agreement is attached as Exhibit
 ------------------                                                    -------
"A" hereto.
---

     B. In connection with the Purchase Agreement, on even date herewith, Pledgor and Entravision 27 have executed a Secured Promissory Note in the principal sum of Thirty Seven Million Five Hundred Thousand Dollars (U.S.$37,500,000) (the "Note"), in favor of Pledgee, representing the balance of
                        ----
the purchase price under the Purchase Agreement. A copy of the Note is attached as Exhibit "B" hereto.
   -----------

     C. In order to secure the payment of the Note, Pledgor desires to pledge one hundred percent (100%) of its entire limited liability company interest in Entravision 27 in favor of Pledgee.

     D. Capitalized terms defined in the Note and not otherwise defined herein have the same respective meanings when used herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Pledgor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

     1.  Definitions. Unless the context otherwise requires, terms defined in
         -----------
the Uniform Commercial Code of the State of Delaware (the "Uniform Commercial
                                                           ------------------
Code") and not otherwise defined in this Agreement shall have the meanings
----
defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

     "Certificates" means all certificates, instruments and other documents now
      ------------
or hereafter representing or evidencing any Pledged Security.

     "Collateral" means and includes all present and future right, title and
      ----------
interest of the Pledgor in or to, and all rights and powers of the Pledgor to transfer any interest in or to, any and all of the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located:

     (a) All Certificates and Pledged Security, and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto; and

     (b) All rights, remedies, powers and/or privileges of the Pledgor with respect to any of the foregoing.

     "Issuer" means the issuer of any Collateral hereunder.
      ------

     "Pledged Entity" means Entravision 27, L.L.C.
      --------------

     "Pledged Security" means Entravision's one hundred percent (100%) interest
      ----------------
in Entravision 27.

     2.   Creation of Security Interest. The Pledgor hereby assigns and pledges
          -----------------------------
to the Pledgee, and grants to the Pledgee a security interest in and to, all right, title and interest of the Pledgor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this
Section 2 shall continue in effect so long as any Obligations (as defined below) remain unpaid.

     3.   Security for Obligations. This Agreement and the security interests
          ------------------------
granted herein secure the prompt payment, in full in cash, and full performance of, all obligations of Pledgor now or hereafter existing under the Note, and all interest that accrues (whether or not allowed) at the then applicable rate specified in the Note (the "Obligations").
                            -----------

     4.   Delivery of Pledged Collateral.
          ------------------------------

     (a) A Certificate representing Pledgor's one hundred percent (100%) ownership interest of the Pledged Entity, currently with the execution of this Agreement, will be delivered to and held by the Pledgee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated endorsements, instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Pledgee.

     (b) Subject to any necessary prior approval of the FCC, and with Five (5) days written notice after the expiration of the Ten (10) day period after the notice of Default given under the Note, the Pledgee shall have the right, to transfer to or to direct the Pledgor or any nominee of the Pledgor to register or cause to be registered in the name of the Pledgee or any of its nominees the Pledged Security.

     5.   Further Assurances.
          ------------------

     (a) At any time and from time to time at the reasonable written request of the Pledgee, the Pledgor shall execute and deliver to the Pledgee, at the Pledgor's expense, all such financing statements and other instruments, certificates and documents in form and substance reasonably satisfactory to the Pledgee, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Pledgee's security interests granted pursuant to this Agreement or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Pledgee may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby.

     (b) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     6.   Voting Rights: Dividends; etc. Subject to any necessary prior approval
          -----------------------------
from the FCC, so long as no Default under the Note shall have occurred and be continuing:

     (a)  Voting Rights.  The Pledgor shall be entitled to exercise any and all
          -------------
voting and other consensual rights pertaining to the Pledged Security.

     (b)  Dividend and Distribution Rights. Subject to the terms of the Purchase
          --------------------------------
Agreement, the Pledgor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Pledged Security.

     7.   Irrevocable Proxy. The Pledgor hereby revokes all previous proxies
          -----------------
with regard to the Pledged Security and, subject to any necessary prior approval of the FCC, appoints the Pledgee as its proxyholder and attorney-in-fact to attend and vote at any and all meetings of the members of the Pledged Entity and any adjoumments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entity executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if the Pledgor had personally attended the meetings or had personally voted, signed the consents, waivers or ratifications; provided, however, that the Pledgee as proxy
                                    --------  -------
holder shall have rights hereunder only upon the occurrence of a Default under the Note and the expiration of Ten (10) day period after Pledgor has received
         ---
the notice of Default under the Note, without resuming the payments of the principal and interest owed under the Note.

     8.   Pledgor's Representations and Warranties.  The Pledgor represents and
          ----------------------------------------
warrants as follows:

     (a)  The address of Pledgor's business is set forth in the Note.

     (b) The Pledgor is the legal and beneficial owner of the Collateral free and clear of all Encumbrance as defined in the Purchase Agreement. The Pledgor has the power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid security interest in the Collateral. Upon the filing of appropriate financing statements with the Secretary of State of Delaware by the Pledgee, the Pledgee will have a first-priority perfected security interest in the Collateral.

     (c) The Pledged Security has been duly authorized and validly issued and are fully paid and non-assessable.

     9.   Pledgor's Covenants. In addition to the other covenants and agreements
          -------------------
set forth herein, the Pledgor covenants and agrees as follows:

     (a) The Pledgor shall not withdraw as a member of any Pledged Entity, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity.

     (b) The Pledgor agrees to take any action which the Pledgee may reasonably request in order to obtain from the FCC such approval as may be necessary to enable the Pledgee to exercise and enjoy the full rights and benefits granted to it by this Agreement, including the use of the Pledgor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is required by law.

     10.  Possession of Collateral by Pledgee. All the Collateral now,
          -----------------------------------
heretofore, or hereafter delivered to the Pledgee shall be held by the Pledgee in its possession, custody and control. So long as the Pledgee exercises reasonable care with respect to any Collateral in its possession, custody or control, the Pledgee shall not have any liability for any loss of or damage to any Collateral, and in no event shall the Pledgee have liability for any diminution in value of Collateral occasioned by economic or market conditions or events, absent the gross negligence or willful misconduct of the Pledgee.

     11.  Remedies.
          --------

     (a)  Rights Upon Default. Upon the occurrence and during the continuance of
          -------------------
a Default under the Note and the expiration of the Election Period, the Pledgor
                         ---
shall be in breach hereunder and the Pledgee shall have, the following rights and remedies, all of which may be exercised with or without further notice to the Pledgor except such notice as may be specifically required by applicable law: (a) to sell, assign or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (b) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; and (c) to exercise all rights, remedies, powers or privileges provided under the Note. Nothing herein contained shall be construed to give the Pledgee or any purchaser of the Collateral the right to operate the Station WUNI-TV, Channel 27, Worcester, MA and television translator W46CS Channel 46, Springfield, MA (formerly W69AQ Channel 69, Springfield, MA) without the prior consent of the FCC.

     (b)  Private Sales.  Subject to proper registration of the Pledged Security
          -------------
under the Securities Act of 1933, as amended, and compliance with Blue Sky or other applicable laws, or exemption from such registration under any applicable laws, the Pledgee may, in its sole and absolute discretion, sell all or any part of such Pledged Security at private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. To the extent permitted by applicable law, if such Pledged Security is sold for a price which is not commercially reasonable, then the Pledgor shall be entitled to a credit against the Obligations in an amount equal to the commercially reasonable purchase price.

     (c)  Disposition of Proceeds of Sale.  The proceeds resulting from the
          -------------------------------
collection, liquidation, sale or other disposition of the Pledged Security shall be applied, first, to the reasonable costs and expenses (including reasonable
            -----
attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Security, and the like; second, to the satisfaction of all Obligations; and third, any surplus remaining
------                                              -----
after the satisfaction of all Obligations, provided no Obligations exists under the Note to be paid over to the Pledgor or to whomsoever may be lawfully entitled or designated by Pledgor to receive such surplus.

     (d)  Remedies Cumulative. The rights and remedies provided under this
          -------------------
Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

     (e)  Compliance with Communications Act and FCC Rules and Regulations.
          ----------------------------------------------------------------
Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, the Pledged Security as provided herein or any other action taken or proposed to be taken by the Pledgee hereunder which would affect the operational, voting or other control of the Pledged Entity shall be made in accordance with the Communications Act of 1934, as amended, and any applicable rules and regulations of the FCC.

     (f)  Notice. The Pledgee shall use reasonable efforts to give the Pledgor
          ------
prior written notice of the exercise of any remedy provided for herein.

     12.  Costs and Expenses.  The Pledgor agrees to pay to the Pledgee all
          ------------------
reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Pledgee in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Pledgee in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Obligations of the Pledgor), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be due and payable to the Pledgee by the Pledgor on demand therefor.

     13.  Amendments. No amendment or waiver of any provision of this Agreement
          ----------
nor consent to any departure by the Pledgor here from shall in any event be effective unless the same shall be in writing and made in accordance with the notice provisions on the Note, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14.  Notices. All notices and other communications provided for hereunder
          -------
shall be given in the manner set forth in the Note.

     15.  Continuing Security Interest: Transfer of Notes: Termination. This
          ------------------------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of Pledgor's Obligations under the Note.

     16.  Release of Pledgor.  This Agreement and all Obligations of the Pledgor
          ------------------
hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been indefeasibly paid in full as provided in the Note. All rights in and to the Collateral pledged or assigned by the Pledgor hereunder shall automatically revert to the Pledgor, and the Pledgee shall return any pledged Collateral in its possession to the Pledgor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, including but not limited to termination of UCC financing statements, and do all other acts and things, reasonably required for the return of the Collateral to the Pledgor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of Pledgee arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Pledgor.

     17.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

     18.  Jurisdiction; Service of Process.  Any action or proceeding seeking to
          --------------------------------
enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the state or federal courts located in the State of Delaware and each of the parties hereto consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. The parties hereto agree that prior to the initiation of litigation, the parties will pursue non-binding mediation to resolve any dispute arising between them.

     19.  Executed Counterparts.  This Agreement may be executed in one or more
          ---------------------
counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by telecopy with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

"Pledgor"           ENTRAVISION COMMUNICATIONS CORPORATION,
                    a Delaware corporation

                    By:       /s/ Walter F. Ulloa
                       ---------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                    By:       /s/ Philip C. Wilkinson
                       ---------------------------------------------------------
                         Philip C. Wilkinson, President and Chief Operating Officer

"Pledgee"           JASAS - 27, Inc., a Texas Corporation

                    By:_________________________________________________________
                         John B. Foster, Its Authorized Officer

                    JASAS BROADCASTING 27, L.P.
                    a Texas limited partnership

                    By:  JASAS - 27, Inc.,
                         Its General Partner

                         By:____________________________________________________
                                John B. Foster, Its Authorized Officer

                      [Signature Page to Pledge Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

"Pledgor"           ENTRAVISION COMMUNICATIONS CORPORATION,
                    a Delaware corporation

                    By:_________________________________________________________
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                    By:_________________________________________________________
                         Philip C. Wilkinson, President and Chief Operating Officer

"Pledgee"           JASAS - 27, Inc., a Texas Corporation

                    By:       /s/ John B. Foster
                       ---------------------------------------------------------
                         John B. Foster, Its Authorized Officer

                    JASAS BROADCASTING 27, L.P.
                    a Texas limited partnership

                    By:  JASAS - 27, Inc.,
                         Its General Partner

                         By:  /s/ John B. Foster
                            ----------------------------------------------------
                               John B. Foster, Its Authorized Officer

                      [Signature Page to Pledge Agreement]

                                  EXHIBIT "A"

                            ASSET PURCHASE AGREEMENT
                            ------------------------

 [This Exhibit "A" to Exhibit "A" of Exhibit 10.1 has been deleted, since it is not material to the transaction.]

                                  EXHIBIT "B"

                            SECURED PROMISSORY NOTE
                            -----------------------

 [The Secured Promissory Note is included as Exhibit 10.1 to this registration statement.]